SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                         Date of Report:    May 5, 2000

                 Date of Earliest Event Reported:  May 1, 2000


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On May 1, 2000, Registrant issued a press release announcing the unaudited results of operations for the three- and nine-month periods ended March 31, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                  Description
               -------   ------------------------------------------------

                99 Copy of press release announcing the unaudited results of operations for the three- and nine-month periods ended March 31, 2000.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                          TANDYCRAFTS, INC.


Date:  May 5, 2000                        By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  May 5, 2000                        By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen, President
                                             and Chief Operating Officer